                                                                   Exhibit 10.37

          WAIVER AND AMENDMENT AGREEMENT dated as of December 19, 1995 to the $12,000,000 Revolving Credit Loan and Term Loan Agreement dated November 10, 1993 (the "Loan Agreement") between Marietta Corporation, Marietta American, Inc., Marietta Canada Inc., Marietta Realty Holdings Ltd. and Chemical Bank (the "Bank"). Terms defined in the Loan Agreement are used herein as therein defined and references herein to "Sections" are to Sections of the Loan Agreement.

          1. The Bank hereby waives non-compliance with Section 7.15 for the four-quarter period ending on September 30, 1995; provided that the Borrower's Interest Coverage Ratio on a consolidated basis for such period is not less than .75 to 1.0. The foregoing waiver does not constitute a waiver of any other provision of the Loan Agreement or a waiver of any other right, power or privilege of the Bank or of any other present or future default under the Loan Agreement.

          2. Section 2.06 is hereby amended to read in its entirety as follows:

               "Section 2.06  Repayment of Revolving Credit Loans.

               All principal, interest and other sums due under this Loan
            Agreement and the Revolving Credit Note shall be all due and payable on the Conversion Date."

          The parties hereto expressly confirm and agree that the intent and effect of the foregoing amendment is to eliminate any Borrower right and any Bank obligation to convert the Principal Balance outstanding on the Conversion Date to the Term Loan and that, accordingly, such Principal Balance and all other amounts then due under the Loan Agreement and the Revolving Credit Note shall be due and payable on the Conversion Date.

          3. Each Borrower hereby represents and warrants, as of the date hereof, to the same effect as set forth in Sections 4.01, 4.02 and 4.03, except that (a) the amendments set forth herein shall be assumed to be in effect and
(b) all references in such Sections to "this Agreement" or "this Loan Agreement" shall be read, for the purposes hereof, to refer to both this Waiver and Amendment and the Loan Agreement, as amended hereby.

          4. Except for and to the extent expressly amended hereby, the provisions of the Loan Agreement shall continue in full force and effect, and are hereby ratified and confirmed, in all respects (and, to the extent not already provided for therein, all references therein, in the Schedules and in any Note to "the(is) Agreement," "the(is) Loan Agreement," "herein," "hereunder" or similar references shall refer to the Loan Agreement as so amended).

          5. This Waiver and Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          6. This Waiver shall (i) become effective when counterparts hereof have been signed by the Borrower and the Bank and (ii) be construed in accordance with and governed by the law of the State of New York.

          IN WITNESS WHEREOF, the Borrower and the Bank have caused this Waiver and Amendment to be duly executed by their authorized officers.

                         MARIETTA CORPORATION



                         By: /s/    Stephen D. Tannen
                             -------------------------
                                    Name:     Stephen D. Tannen
                                    Title:    President and CEO


                         MARIETTA AMERICAN, INC.


                         By: /s/    Stephen D. Tannen
                             -------------------------
                                    Name:  Stephen D. Tannen
                                    Title:    President and CEO


                         MARIETTA CANADA INC.



                         By: /s/    Stephen D. Tannen
                             -------------------------
                                    Name:  Stephen D. Tannen
                                    Title:    President and CEO


                         MARIETTA REALTY HOLDINGS LTD.



                         By: /s/    Stephen D. Tannen
                             -------------------------
                                    Name:  Stephen D. Tannen
                                    Title:    President

                         CHEMICAL BANK



                         By: /s/    William J. McPhail
                             -------------------------
                                    Name:  William J. McPhail
                                    Title:    Vice President


                                       3

                                                                   Page 64 of 65